Deferred Taxation - Deferred Tax Balances in the Consolidated Statements of Financial Position (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Deferred tax assets and liabilities [abstract]
Deferred tax assets	¥ (54,641)	$ (7,848)	¥ (40,272)
Deferred tax liabilities	85,150	12,231	86,239
Deferred tax liability (asset), Total	¥ 30,509	$ 4,383	¥ 45,967	¥ 61,170